UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2007

Tekoil & Gas Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-52100	34-2035350
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

25050 I-45 North, Suite 528, The Woodlands, Texas 77380
(Address of principal executive offices, including Zip Code)

(281) 304-6950
(Registrant's Telephone Number, including Area Code)

_______________________________________________________________
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on November 13, 2006, the Company executed a Purchase and Sale Agreement (the “Purchase Agreement”) with Masters Resources, LLC, and Masters Oil and Gas, LLC (together the “Sellers”), to acquire (the “Masters Acquisition”) four properties, consisting of interests in Trinity Bay, Redfish Reef, Fishers Reef, and North Point Bolivar Fields, located in Galveston and Chambers Counties in the Galveston Bay, Texas (the “Properties”). The Masters Acquisition was first described in the Company’s Form 8-K dated November 13, 2006, and filed on November 17, 2006, and a copy of the Purchase Agreement was attached as Exhibit 10.18 to the Company’s current report on Form 8-K dated December 11, 2006, and filed on December 14, 2006.

On December 29, 2006, the Company and the Sellers agreed to a First Amendment to Purchase and Sale Agreement (the “First Amendment”), which was described in the Company’s current report on Form 8-K dated December 29, 2006, and filed on January 8, 2007, and a copy of the First Amendment was attached as Exhibit 10.20 thereto. The First Amendment further provided that shares of the Company’s common stock, $0.000001 par value (the “Common Stock”) would be issued to the Sellers pursuant to a separate Subscription Agreement between the Company and the Sellers, dated December 29, 2006 (the “Subscription Agreement”), a copy of which was attached as Exhibit 10.21 to the same current report on Form 8-K. The Common Stock was to be subject to a Registration Rights Agreement between the Company and the Sellers and the Sellers’ designees, dated December 29, 2006 (the “Registration Rights Agreement”), a copy of which was attached as Exhibit 10.22 to the same current report on Form 8-K. The Company subsequently assigned its rights under the Purchase Agreement, as amended, to its wholly-owned subsidiary, Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company (the “Buyer”).

On February 8, 2007, the Buyer and the Sellers agreed to a Second Amendment to Purchase and Sale Agreement (the “Second Amendment”), which was described in the Company’s current report on Form 8-K dated February 8, 2007, and filed on February 15, 2007, and a copy of the Second Amendment was attached as Exhibit 10.24 thereto. On March 1, 2007, the Buyer and the Sellers agreed to a Third Amendment to Purchase and Sale Agreement (the “Third Amendment”), which was described in the Company’s current report on Form 8-K dated March 22, 2007, and filed on March 26, 2007, and a copy of the Third Amendment was attached as Exhibit 10.1 thereto. On March 22, 2007, the Buyer and the Sellers agreed to a Fourth Amendment to Purchase and Sale Agreement (the “Fourth Amendment”), which was described in the Company’s current report on Form 8-K dated March 22, 2007, and filed on March 26, 2007, and a copy of the Fourth Amendment was attached as Exhibit 10.2 thereto. On April 12, 2007, the Buyer and the Sellers agreed to a Fifth Amendment to Purchase and Sale Agreement (the “Fifth Amendment”), which was described in the Company’s current report on Form 8-K dated April 12, 2007, and filed on April 18, 2007, and a copy of the Fifth Amendment was attached as Exhibit 10.27 thereto. On April 30, 2007, the Buyer and the Sellers agreed to a Sixth Amendment to Purchase and Sale Agreement (the “Sixth Amendment”), which was described in the Company’s current report on Form 8-K dated April 30, 2007, and filed on May 3, 2007, and a copy of the Sixth Amendment (which included an Amended and Restated Subscription Agreement) was attached as Exhibit 10.28 thereto.

All of the foregoing agreements are incorporated into this report by reference.

In addition to the Purchase Agreement, amended as described above, the Amended and Restated Subscription Agreement and the Registration Rights Agreement, the Company and the Buyer entered into several additional material agreements in the connection with the closing on May 11, 2007, of the Masters Acquisition and the related Loan defined and described in Item 2.01 of this report:

•
Credit and Guaranty Agreement dated as of May 11, 2007, by and among Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company, Tekoil & Gas Corporation, a Delaware corporation, and the other Guarantors (defined therein) party thereto from time to time, the Lenders (defined therein) party thereto from time to time, J. Aron & Company, as Lead Arranger and as Syndication Agent, and J. Aron & Company, as Administrative Agent for the Lenders.

•	Note dated May 11, 2007, in the principal amount of $50 million, made by Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company, to J. Aron & Company or its registered assigns.

•
Pledge and Security Agreement dated as of May 11, 2007, by and among Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company, each of the affiliates of the Company signatory thereto, whether as an original signatory thereto or as an Additional Grantor (defined therein), and J. Aron & Company, as administrative agent for the Beneficiaries (defined therein).

•	Pledge Agreement dated May 11, 2007, by and between Tekoil & Gas Corporation, a Delaware corporation, and J. Aron & Company, as administrative agent for the Beneficiaries (defined therein).

•
Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated May 11, 2007, from Tekoil and Gas Gulf Coast, LLC, as Borrower (Mortgagor, Debtor and Assignor), to John Howie, as Trustee, and J. Aron & Company, as Agent (Mortgagee, Secured Party and Assignee).

•
Blocked Deposit Account Control Agreement dated as of May 11, 2007, among Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company, J. Aron & Company, as administrative agent for the beneficiaries, and Amegy Bank National Association, a national banking association, in its capacity as a “bank” as defined in Section 9-102 of the UCC.

•
Default Deposit Account Control Agreement dated as of May 11, 2007, among Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company, J. Aron & Company, as administrative agent for the beneficiaries, and Amegy Bank National Association, a national banking association, in its capacity as a “bank” as defined in Section 9-102 of the UCC.

•
Conveyance of Overriding Royalty Interest dated as of May 11, 2007, but effective as of October 1, 2006, at 12:00 a.m. local time at the location of the property described therein, made by Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company, and its Affiliates, to and in favor of MTGLQ Investors, L.P., a Delaware limited partnership.

•	Warrant to purchase 900,000 shares of the Company’s Common Stock, dated May 11, 2007, issued to Goldman, Sachs & Co., or its registered assigns, by Tekoil & Gas Corporation, a Delaware corporation.

•	Amended and Restated Operating Agreement of Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company (formerly known as Masters Acquisition Co., LLC), dated May 11, 2007.

•	Registration Rights Agreement dated as of May 11, 2007, by and between Tekoil & Gas Corporation, a Delaware corporation, and Goldman, Sachs & Co.

•
Assignment and Bill of Sale executed May 11, 2007, and effective October 1, 2006, at 12:00 midnight Central Standard Time, from Masters Resources, LLC, and Masters Oil & Gas, LLC, each a Texas limited liability company, to Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company.

•
Assignment of Overriding Royalty executed May 11, 2007, and effective as of October 1, 2006, at 7:00 a.m. Central Daylight Savings Time, from Masters Resources, LLC, and Masters Oil & Gas, LLC, each a Texas limited liability company, to Masters Pipeline, LLC, a Texas limited liability company.

•
Indemnity Agreement dated as of May 11, 2007, among Masters Resources, LLC, Masters Oil & Gas, LLC, and Masters Pipeline, LLC, all Texas limited liability companies, and Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company.

•	Management Services Agreement, dated as of May 11, 2007, by and between Tekoil & Gas Corporation, a Delaware corporation, and Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company.

•	ISDA Master Agreement dated May 11, 2007, between J. Aron & Company and Tekoil and Gas Gulf Coast, LLC.

•	Schedule to the ISDA Master Agreement dated as of May 11, 2007, between J. Aron & Company and Tekoil and Gas Gulf Coast, LLC.

•
Transfer Acknowledgement and Agreement dated May 11, 2007, among Tekoil & Gas Corporation, a Delaware corporation, and Masters Resources, LLC, Masters Oil & Gas, LLC, Rich Holdings LLC and John W. Barton.

On May 11, 2007, the Company issued a press release announcing the closing of the Masters Acquisition and the Loan. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 11, 2007, the Company’s wholly-owned subsidiary, Tekoil and Gas Gulf Coast, LLC (the “Acquisition Subsidiary”), and Masters Resources, LLC, and Masters Oil and Gas, LLC (together the “Sellers”), closed on the previously announced Purchase and Sale Agreement, dated effective as of October 1, 2006, as subsequently amended (the “Purchase Agreement”) to acquire four properties, consisting of interests in Trinity Bay, Redfish Reef, Fishers Reef, and North Point Bolivar Fields, located in Galveston and Chambers Counties in Galveston Bay, Texas (the “Masters Acquisition”).

Oil and gas properties subject to the Masters Acquisition (the “Properties”) include 34 producing wells with 33 PDNP (proved non-producing) opportunities and more than 64 PUD (proved undeveloped) opportunities. There are 24,261 gross acres included in the Properties, as well as transportation and processing infrastructure.

The Masters Acquisition was first described in Item 1.01 of the Company’s current report on Form 8-K dated November 13, 2006, and filed on November 17, 2006, and a copy of the original Purchase Agreement was attached as Exhibit 10.18 to the Company’s current report on Form 8-K dated December 11, 2006, and filed on December 14, 2006. The six amendments to the Original Agreement have been described in Item 1.01 of the Company’s current reports on Form 8-K filed on January 8, 2007, February 15, 2007, March 26, 2007, April 28, 2007 and May 3, 2007, and copies of the amendments were filed as Exhibits 10.20, 10.24, 10.25, 10.26, 10.27 and 10.28 thereto.

In exchange for conveyance of the Properties to the Acquisition Subsidiary, the Sellers received approximately $30 million dollars in cash (subject to adjustment for an effective date of transfer of October 1, 2006, a $1 million dollar holdback for potential claims and prorations of closing costs), nine million restricted shares of the Company’s common stock, $0.000001 par value (the “Common Stock”), and conveyance of certain overriding royalty interests in the Properties (the “Royalties”). The shares of Common Stock to be issued to the Sellers (pursuant to the Amended and Restated Subscription Agreement described above) will initially be restricted but are subject to the previously executed Registration Rights Agreement between the Company and the Sellers.

The Royalties consist of (i) a declining royalty which is initially 6% on proved undeveloped, proved non-producing Properties, and any present or future well completed in and producing from any zone or formation not presently producing or capable of producing within the Properties, which royalty reduces to 4% and 2%, respectively, after $20 million dollars and $10 million dollars, respectively, are paid on the declining royalty and the fixed royalty described below, together; (ii) a fixed royalty which is initially 3% on currently proved producing Properties, which royalty reduces to 2% when the $30 million threshold described immediately above is achieved; and (iii) an additional royalty of 2% on all Properties for a term of 3 years. The Royalties are subject to a deed of trust in favor of the Company securing an indemnity agreement relating to the potential claims described above.

The cash portion of the consideration to the Sellers was paid with $30 million of a $50 million Senior Secured Credit Facility (the “Loan”) arranged by Goldman Sachs E & P Capital (the “Lender”), a division of Goldman Sachs & Co. The $30 million funded portion of the Loan is guaranteed by the Company and secured by the Properties, has a term of 48 months, bears interest at an initial rate of libor plus 800 basis points, and is amortized by available net cash flow from the Properties (after payment of certain related lease operating and overhead expenses, a portion of which are allowed to the Company under certain circumstances). In addition, the Lender or its affiliates received a 50 basis point funding fee on amounts advanced; a 2% overriding royalty interest in the Properties; a warrant to purchase 900,000 shares of Common Stock at a strike price of $0.50 per share over a five-year term and subject to a registration rights agreement; a 25% ownership interest in the Acquisition Subsidiary (the other 75% being held by the Company), which interest is non-dilutable until the Company contributes $7.5 million in additional capital for expenditures related to the Properties; and certain rights to participate in future debt and equity financings of the Company.

The Company must contribute the $7.5 million dollars detailed above to the Acquisition Subsidiary within 90 days following the closing to cover certain agreed development expenditures and raise an additional $5 million dollars for the Company within 180 days following the closing, in each case in order to avoid a default under the Loan. As a part of the Loan transaction, the Acquisition Subsidiary entered into certain hedging transactions described in Exhibits 10.47 and 10.48 hereof with respect to the pricing of its oil and gas production and certain insurance coverages as described in the Credit Agreement included as Exhibit 10.29. The Loan documents contain other customary representations, warranties, covenants and events of default.

The material agreements related to the Masters Acquisition and the Loan are set forth in Item 1.01 of this report. Copies of such material agreements are attached as exhibits hereto and incorporated by reference herein. Pro forma financial information with respect to the Masters Acquisition described in Item 2.01 is not included in this report and will be filed by amendment to this report not later than 71 calendar days after the date of filing hereof.

On May 11, 2007, the Company issued a press release announcing the closing of the Masters Acquisition and the Loan. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 3.02 Unregistered Sale of Equity Securities

As described in Items 1.01 and 2.01 above, pursuant to the Sixth Amendment to the Purchase and Sale Agreement with the Sellers of the Masters Properties, the Company agreed to issue to Masters Resources, LLC and Masters Oil & Gas, LLC, or their members, 9 million shares of restricted Common Stock pursuant to the Amended and Restated Subscription Agreement described above and subject to the Registration Rights Agreement dated December 29, 2006, as amended by the Sixth Amendment, as also described above. Pursuant to the Amended and Restated Subscription Agreement and a certain Transfer Acknowledgment and Agreement dated May 11, 2007, among the Company, Masters Resources LLC, Masters Oil & Gas, LLC, John W. Barton and Rich Holdings LLC, the nine (9) million shares of Common Stock described above were issued as follows:

Name of Shareholder	No. of Shares	Proceeds of Sale	Date of Issuance

Rich Holdings LLC¹	4,000,000	*	May 11, 2007
John W. Barton	4,000,000	*	May 11, 2007
Masters Resources LLC	1,000,000	*	May 11, 2007

¹ Rich Holdings LLC is wholly owned by Richard H. Lee, the owner of 50% of the membership interests in Masters Resources LLC and Masters Oil & Gas, LLC.

* These shares of common stock were issued as partial consideration for conveyance to the Acquisition Subsidiary of the Properties in the Masters Acquisition.

No underwriters took part in the issuance of these unregistered securities and no commissions were paid. The Company’s sales of these unregistered securities were made in reliance on Section 4(2) of the Securities Act and the safe harbor provided by Rule 506 of Regulation D promulgated under the Securities Act, in that the sales did not involve any public offering. All recipients of these unregistered shares were “accredited investors” as defined in Rule 501 of Regulation D, based upon representations made by such purchasers to the Company; and, consequently, the Company was not required to provide such purchasers information of the type described in Rule 502(b)(2) of Regulation D. Neither the Company nor any person acting on its behalf offered or sold these unregistered shares by any form of general solicitation or general advertising. Each recipient of these unregistered shares represented to the Company (i) that such recipient was acquiring such shares for the recipient’s own account and not with a view to the sale or distribution thereof, (ii) that such recipient understood that such shares had not been registered under the Securities Act and, therefore, could not be resold unless they wee subsequently registered under the Securities Act or unless an exemption from registration was available; and (iii) that a legend would be placed on the certificate evidencing such shares stating that the shares had not been registered under the Securities Act and setting forth the restrictions on transferability and sale of the shares. All stock certificates representing such shares were issued with such a restrictive legend, and the Company has filed, or will file, notices on Form D with the Securities and Exchange Commission and the relevant state securities regulators.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

Pro forma financial information with respect to the Masters Acquisition described in Item 2.01 is not included in this amended current report on Form 8-K/A and will be filed by amendment to this report not later than 71 calendar days after the date of filing of the original Form 8-K.

(d) Exhibits. The Company is filing this amended report in order to file exhibits that were not included in the original Form 8-K.

Exhibit 10.18
Purchase and Sale Agreement, executed November 13, 2006, dated effective as of October 1, 2006, by and between the Company and Masters Resources, LLC and Masters Oil & Gas, LLC. (filed as Exhibit 10.18 to the Company’s Form 8-K dated December 11, 2006, and filed with the SEC on December 14, 2006) *

Exhibit 10.20
First Amendment to Purchase and Sale Agreement, dated effective as of December 29, 2006, by and between the Company and Masters Resources, LLC and Masters Oil & Gas, LLC. (filed as Exhibit 10.20 to the Company’s Form 8-K dated December 29, 2006, and filed with the SEC on January 8, 2007) *

Exhibit 10.21
Subscription Agreement, dated December 29, 2006, between the Company and Masters Resources, LLC and Masters Oil & Gas, LLC. (filed as Exhibit 10.21 to the Company’s Form 8-K dated December 29, 2006, and filed with the SEC on January 8, 2007) *

Exhibit 10.22
Registration Rights Agreement, dated as of December 29, 2006, by and between the Company and Masters Resources, LLC, Masters Oil & Gas, LLC, Rich Holdings, LLC and John W. Barton. (filed as Exhibit 10.22 to the Company’s Form 8-K dated December 29, 2006, and filed with the SEC on January 8, 2007) *

Exhibit 10.24
Second Amendment to Purchase and Sale Agreement, dated effective as of February 8, 2007, by and between Tekoil and Gas Gulf Coast, LLC and Masters Resources, LLC and Masters Oil & Gas, LLC. (filed as Exhibit 10.24 to the Company’s Form 8-K dated February 8, 2007, and filed with the SEC on February 15, 2007) *

Exhibit 10.25
Third Amendment to Purchase and Sale Agreement, dated effective as of March 1, 2007, by and between Tekoil and Gas Gulf Coast, LLC and Masters Resources, LLC and Masters Oil & Gas, LLC. (filed as Exhibit 10.1 to the Company’s Form 8-K dated March 22, 2007, and filed with the SEC on March 26, 2007) *

Exhibit 10.26
Fourth Amendment to Purchase and Sale Agreement, dated effective as of March 22, 2007, by and between Tekoil and Gas Gulf Coast, LLC and Masters Resources, LLC and Masters Oil & Gas, LLC. (filed as Exhibit 10.2 to the Company’s Form 8-K dated March 22, 2007, and filed with the SEC on March 26, 2007) *

Exhibit 10.27
Fifth Amendment to Purchase and Sale Agreement, dated effective as of April 12, 2007, by and between Tekoil and Gas Gulf Coast, LLC and Masters Resources, LLC and Masters Oil & Gas, LLC. (filed as Exhibit 10.27 to the Company’s Form 8-K dated April 12, 2007, and filed with the SEC on April 18, 2007) *

Exhibit 10.28
Sixth Amendment to Purchase and Sale Agreement, dated effective as of April 30, 2007, by and between Tekoil and Gas Gulf Coast, LLC and Masters Resources, LLC and Masters Oil & Gas, LLC. (filed as Exhibit 10.28 to the Company’s Form 8-K dated April 30, 2007, and filed with the SEC on May 3, 2007) *

Exhibit 10.29
Credit and Guaranty Agreement dated as of May 11, 2007, by and among Tekoil and Gas Gulf Coast, LLC, the Company, and the other Guarantors (defined therein), the Lenders (defined therein), and J. Aron & Company, as Syndication Agent and Administrative Agent for the Lenders. (filed herewith)

Exhibit 10.30	Note dated May 11, 2007, in the principal amount of $50 million, made by Tekoil and Gas Gulf Coast, LLC to J. Aron & Company. (filed herewith)

Exhibit 10.31
Pledge and Security Agreement dated as of May 11, 2007, by and among Tekoil and Gas Gulf Coast, LLC, each of the affiliates of the Company signatory thereto, whether as an original signatory thereto or as an Additional Grantor (defined therein), and J. Aron & Company, as administrative agent for the Beneficiaries (defined therein). (filed herewith)

Exhibit 10.32	Pledge Agreement dated as of May 11, 2007, by and between the Company and J. Aron & Company, as administrative agent for the Beneficiaries (defined therein). (filed herewith)

Exhibit 10.33
Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated May 11, 2007, from Tekoil and Gas Gulf Coast, LLC to John Howie, as Trustee, and J. Aron & Company, as Agent. (filed herewith)

Exhibit 10.34	Blocked Deposit Account Control Agreement dated as of May 11, 2007, among Tekoil and Gas Gulf Coast, LLC, J. Aron & Company and Amegy Bank National Association. (filed herewith)

Exhibit 10.35	Default Deposit Account Control Agreement dated as of May 11, 2007, among Tekoil and Gas Gulf Coast, LLC, J. Aron & Company and Amegy Bank National Association. (filed herewith)

Exhibit 10.36
Conveyance of Overriding Royalty Interest dated as of May 11, 2007, but effective as of October 1, 2006, at 12:00 a.m. local time at the location of the property described therein, made by Tekoil and Gas Gulf Coast, LLC and its Affiliates, to and in favor of MTGLQ Investors, L.P. (filed herewith)

Exhibit 10.37	Warrant to purchase 900,000 shares of the Company’s Common Stock, dated May 11, 2007, issued to Goldman, Sachs & Co. by the Company. (filed herewith)

Exhibit 10.38	Amended and Restated Operating Agreement of Tekoil and Gas Gulf Coast, LLC (formerly known as Masters Acquisition Co., LLC), dated May 11, 2007. (filed herewith)

Exhibit 10.39	Registration Rights Agreement dated as of May 11, 2007, by and between the Company and Goldman, Sachs & Co. (filed herewith)

Exhibit 10.40
Assignment and Bill of Sale executed May 11, 2007, and effective October 1, 2006, at 12:00 midnight Central Standard Time, from Masters Resources, LLC and Masters Oil & Gas, LLC to Tekoil and Gas Gulf Coast, LLC. (filed herewith)

Exhibit 10.41
Assignment of Overriding Royalty executed May 11, 2007, and effective as of October 1, 2006, at 7:00 a.m. Central Daylight Savings Time, from Masters Resources, LLC and Masters Oil & Gas, LLC to Masters Pipeline, LLC. (filed herewith)

Exhibit 10.42	Indemnity Agreement dated as of May 11, 2007, among Masters Resources, LLC, Masters Oil & Gas, LLC and Masters Pipeline, LLC and Tekoil and Gas Gulf Coast, LLC. (filed herewith)

Exhibit 10.43	Management Services Agreement, dated as of May 11, 2007, by and between the Company and Tekoil and Gas Gulf Coast, LLC. (filed herewith)

Exhibit 10.44	ISDA Master Agreement dated as of May 11, 2007, between J. Aron & Company and Tekoil and Gas Gulf Coast, LLC. (filed herewith)

Exhibit 10.45	Schedule to the ISDA Master Agreement dated as of May 11, 2007, between J. Aron & Company and Tekoil and Gas Gulf Coast, LLC. (filed herewith)

Exhibit 10.46	Transfer Acknowledgement and Agreement dated May 11, 2007, among the Company and Masters Resources, LLC, Masters Oil & Gas, LLC, Rich Holdings LLC and John W. Barton. (filed herewith)

Exhibit 10.47	Transaction Confirmation, dated May 11, 2007, from J. Aron & Company to Tekoil and Gas Gulf Coast, LLC, effective May 1,2007 — Contract Reference 897282314 1 1 (filed herewith)

Exhibit 10.48	Transaction Confirmation, dated May 11, 2007, from J. Aron & Company to Tekoil and Gas Gulf Coast, LLC, effective June 1, 2007 — Contract Reference 897282306 1 1 (filed herewith)

Exhibit 99.1	Press Release of Tekoil & Gas Corporation, dated May 11, 2007. (filed herewith)

* Incorporated herein by reference — SEC File No. 000-52100

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEKOIL & GAS CORPORATION

Date: May 23, 2007	By:	/s/ Gerald Goodman
Gerald Goodman
Chief Financial Officer